UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2025 (the “Effective Date”), Safe & Green Holdings Corp. (the “Company”), executed a settlement agreement (the “Settlement”) with EDI International PC (“EDI”) to resolve pending litigation between EDI and the Company (the “Litigation”). The Litigation is currently pending before the Superior Court of California, County of Los Angeles (Case No. 19STCV21725) alleging causes of action for (1) Intentional Interference with Economic Advantage, (2) Negligent Interference with Economic Advantage, (3) Intentional Interference with Contractual Relations, (4) Professional Negligence, (5) Breach of Contract, (6) Express Indemnity, and (7) Implied Indemnity.

The case was tried before a jury and on November 15, 2024, the jury returned a verdict in favor of the Company on the second, fourth, fifth, and sixth causes of action. On December 20, 2024, judgment was entered in favor of the Company. On May 28, 2025, the court awarded the Company attorneys’ fees in the amount of $1,046,231 and costs in the amount of $111,006.62.

Per the Settlement, EDI will pay the Company the sum of $2,000,000 within the later of: (a) thirty (30) days from August 27, 2025, or (b) seven (7) business days after EDI receives (i) a fully executed, mutually acceptable copy of the Settlement Agreement, (ii) a W-9 form from the Company, and (iii) complete payee information from the Company; however, in any event, payment shall be made no later than October 15, 2025, assuming all parties have fully executed, mutually acceptable settlement agreement.

Under the terms of the Settlement, within seven (7) business days after the Company receives payment in full accordance with the terms of the Settlement, the Company shall serve and file an acknowledgement of satisfaction of judgment in full. Additionally, within seven (7) business days after the parties receive a fully executed copy of this Settlement, the parties shall execute and file a stipulated request for dismissal with prejudice of all appeals, with each party bearing their own costs on appeal.

Under the terms of the Settlement, EDI and the Company each agree to waive and release any and all claims against the other, except with respect to each party’s performance under the Settlement. The foregoing descriptions of the Settlement is qualified in its entirety by reference to the full text of the Settlement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Settlement Agreement, executed on September 11, 2025, by and between Safe & Green Holdings Corp. and EDI International PC
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: September 17, 2025	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Financial Officer

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